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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  MAY 23, 1997
                               -------------------
                             Date of Report (Date of
                            Earliest Event Reported)

                              THE CARE GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


   DELAWARE                     0-17821                        11-2962027
   -------                      -------                        ----------
===============================================================================
(State or other              (Commission File                  (IRS Employer
 jurisdiction of              Number)                          Identification
 incorporation)                                                No.)

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1 HOLLOW LANE                                                     11042
LAKE SUCCESS, NY                                                  -----
(Address of principal                                           (Zip Code)
executive offices)
===============================================================================
                                  516/869-8383
                                  ------------
               (Registrant's Telephone Number Including Area Code)

                                      N.A.
                                      ----
                 (Former Address, if changed since last Report)



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Item 5.  Other Events

         On May 23, 1997, The Care Group, Inc. consummated the disposition of the assets of its Atlanta, Georgia subsidiaries, The Care Group of Georgia, Inc. and Care Line of Georgia, Inc., to Care South Home Health Services, Inc. for $1.6 million, including licenses, tangible personal property, leases and contracts, intangible personal property and goodwill. The proceeds from the sale will be used for general corporate purposes including, but not limited to, the sales and marketing programs to increase managed care contracts and hospital joint ventures.

         A copy of the Asset Purchase Agreement dated May 14, 1997 by and between Care South Home Health Services, Inc., The Care Group, Inc., The Care Group of Georgia, Inc. and Care Line of Georgia, Inc. is attached hereto as
Exhibit 2.1.

         A copy of the Company's Press Release dated May 27, 1997 announcing the execution of an agreement to sell certain of the assets of its Atlanta, Georgia operation to Care South Home Health Services, Inc. is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

                  (c)               Exhibits.

                  2.1 Asset Purchase Agreement dated May 14, 1997 by and between Care South Home Health Services, Inc., The Care Group, Inc., The Care Group of Georgia, Inc. and Care Line of Georgia, Inc.

                  99.1 Press Release of the Company dated May 27, 1997 announcing the execution of an agreement to sell certain of the assets of its Atlanta, Georgia operation to Care South Home Health Services, Inc.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE CARE GROUP, INC.
                                           (Registrant)



                                           By:/s/ Pat H. Celli
                                              ---------------------------------
                                              Name:  Pat H. Celli
                                              Title: Chief Financial Officer


Dated: May 23, 1997





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                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------

2.1 Asset Purchase Agreement dated May 14, 1997 by and between Care South Home Health Services, Inc., The Care Group, Inc., The Care Group of Georgia, Inc. and Care Line of Georgia, Inc.

99.1 Press Release of the Company dated May 27, 1997 announcing the execution of an agreement to sell certain of the assets of its Atlanta, Georgia operation to Care South Home Health Services, Inc.